ATTN:	U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A5

Shannon Rantz Tel. (651) 495-3850 Fax. (651) 495-8090 EP-MN-WS3D 60 Livingston Avenue St. Paul, Minnesota 55107

FROM:	Carmine Pilla
JPMorgan Chase Bank, N.A.

RE:	Interest Rate Swap Confirmation

YOUR REF:
OUR REF:

DATE SENT:

URGENT: PLEASE SIGN AND FAX THIS

CONFIRMATION TO (001) 8888033606

Interest Rate Swap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.

("JPMorgan")

and

U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A5

 (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of September 28, 2006, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE BANK, N.A. ("JPMorgan") and U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A5 (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

A. TRANSACTION DETAILS

JPMorgan Deal Number(s):

Notional Amount:	Per attached schedule in Exhibit A

Trade Date:	September 14, 2006

Effective Date:	September 29, 2006

Termination Date:	September 25, 2011 subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Period End Dates:	The 25th of each month in each year commencing with October 25, 2006 to and including the Termination Date, subject to no adjustment
Fixed Rate Payer Payment Dates:	The Fixed Rate Payer Period End Date, subject to adjustment in accordance with the Following Business Day Convention

Fixed Rate:	5.179 percent

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	JPMorgan

Floating Rate Payer Period End Dates:

The 25th of each month in each year commencing with October 25, 2006 to and including the Termination Date, subject to no adjustment

Floating Rate for initial Calculation Period: Floating Rate Payer Payment Dates: Floating Rate Option:	5.32438 percent Two (2) Business days preceding each Floating Rate Payer Period End Date. USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.

B. ACCOUNT DETAILS
Payments to JPMorgan in USD:	JPMORGAN CHASE BANK NA
JPMORGAN CHASE BANK NA
BIC: CHASUS33XXX
AC No: 099997979
Payments to Counterparty in USD:	U.S. Bank National Association ABA Number: 091000022 Account Number: 173103322058 Reference: 106337005 JPALT 2006-A5 Swap Trust

C. OFFICES

JPMorgan:	NEW YORK

Counterparty:	ST. PAUL

D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

E. TRUSTEE CAPACITY

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A5, Mortgage Pass-Through Certificates, Series 2006-A5 under the Pooling and Servicing Agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, HSBC Bank USA, as trustee, U.S. Bank National Association, as master servicer, securities administrator, and swap trustee, in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s):

JPMorgan Chase Bank, N.A.

STARTSIGNATURE:U284298

/s/ Carmine Pilla

Name:	Carmine Pilla

Title:	Vice President

Accepted and confirmed as of the date first written:
U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A5 Swap Trust

/s/ Shannon M. Rantz

Name:	Shannon M. Rantz

Title:	Vice President

Your reference number:	106337000

Exhibit A

period start	period end	Notional
29Sep06	25Oct06	595,991,981.75
25Oct06	27Nov06	578,480,370.26
27Nov06	27Dec06	561,482,955.87
27Dec06	25Jan07	544,984,647.96
25Jan07	26Feb07	528,970,798.59
26Feb07	26Mar07	513,427,189.54
26Mar07	25Apr07	498,340,019.71
25Apr07	25May07	483,695,892.85
25May07	25Jun07	469,481,805.74
25Jun07	25Jul07	455,685,136.64
25Jul07	28Aug07	442,293,634.08
28Aug07	25Sep07	429,295,406.02
25Sep07	25Oct07	416,678,909.35
25Oct07	26Nov07	404,432,939.57
26Nov07	27Dec07	392,546,620.93
27Dec07	25Jan08	381,009,396.75
25Jan08	25Feb08	369,811,020.10
25Feb08	25Mar08	358,941,049.72
25Mar08	25Apr08	348,390,352.77
25Apr08	27May08	338,149,556.95
27May08	25Jun08	328,209,564.98
25Jun08	25Jul08	318,427,368.81
25Jul08	26Aug08	307,634,324.72
26Aug08	25Sep08	296,690,648.19
25Sep08	27Oct08	287,968,997.10
27Oct08	25Nov08	279,315,367.20
25Nov08	29Dec08	270,744,207.24
29Dec08	26Jan09	262,784,532.79
26Jan09	25Feb09	254,732,981.90
25Feb09	25Mar09	247,171,244.02
25Mar09	27Apr09	239,332,652.42
27Apr09	26May09	232,144,666.28
26May09	25Jun09	223,894,063.34
25Jun09	27Jul09	204,743,897.78
27Jul09	25Aug09	173,118,145.28
25Aug09	25Sep09	154,021,269.07
25Sep09	26Oct09	147,043,953.53
26Oct09	25Nov09	142,720,131.52
25Nov09	29Dec09	138,523,348.46
29Dec09	25Jan10	134,449,838.18
25Jan10	25Feb10	130,496,017.95
25Feb10	25Mar10	126,658,373.30
25Mar10	26Apr10	122,748,678.86
26Apr10	25May10	119,138,854.09
25May10	25Jun10	115,635,099.56
25Jun10	26Jul10	112,234,168.29
26Jul10	25Aug10	108,933,176.34
25Aug10	27Sep10	105,728,948.45
27Sep10	25Oct10	102,506,762.92
25Oct10	26Nov10	99,462,380.99
26Nov10	29Dec10	96,420,436.38
29Dec10	25Jan11	93,583,570.55
25Jan11	25Feb11	90,649,506.50
25Feb11	25Mar11	87,761,533.47
25Mar11	26Apr11	84,052,359.11
26Apr11	25May11	81,173,305.23
25May11	27Jun11	75,723,843.88
27Jun11	25Jul11	56,843,607.78
25Jul11	25Aug11	11,294,643.37
25Aug11	26Sep11	1,574,236.82

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact	Telephone Number

Client Service Group	(001) 3026344960

Group E-mail address:
Facsimile:	(001) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal number(s):